U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2020

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3600

888-3rd Street SW

Calgary, Alberta, Canada T2P5C5

(Address of principal executive offices)

(949) 652-6838

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02      Termination of a Material Definitive Agreement

On June 8, 2020 we received notice from Sunniva, Inc. of its exercise of its rights to terminate that Purchase Agreement dated June 11, 2019, as amended, wherein we had agreed to purchase Sunniva’s wholly-owned subsidiaries Sunniva Medical Inc. and 1167025 B.C. LTD.

Item 7.01      Regulation FD Disclosure

Attached is a copy of a press release being issued by us relating to the termination of the Purchase Agreement described in Item 1.02 above., a copy of which is attached as Exhibit 99.1 and is hereby incorporated.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
99.1	Press Release Announcing the termination of our Agreement with Sunniva, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2020	CANNAPHARMARX, INC.

	By:	/s/Dominic Colvin
Dominic Colvin Chief Executive Officer

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